HOUSEHOLD

Fixed Income Investor Presentation
United Kingdom
March, 2002

This presentation, including the accompanying slides, contains certain forward-looking information which is subject to risk and uncertainties and speaks only as of the date on which it is made.

This presentation, in keeping with the requirements of the U.S. Securities and Exchange Commission's Regulation FD, has been filed with the Securities and Exchange Commission. Please further be advised that Regulation FD prohibits Household representatives from answering certain, specific questions during the Q&A session.

Unless otherwise noted, financial results and portfolio information is presented on a managed basis, which assumes that securitized receivables have not been sold and remain on our balance sheet.

# Agenda

- **Household's Competitive Advantages and Major Businesses**
- Performance Measures
- Credit Quality
- Reserves, Capital and Ratings
- Interest Rate Risk, Liquidity and Funding Management
- 2002 Outlook and Summary

# Who We Are

- Leading provider of consumer finance, credit cards, auto finance and credit insurance products in the U.S., U.K., and Canada
- Have served the borrowing needs of the middle income market since 1878
- Pioneer of responsible lending initiatives
- Markets are growing and competition is consolidating to fewer, more rational players
- Managed assets of $110.4 billion and net income of $1.9 billion for 2001
- Strong and sustainable returns on assets and equity
- Strong internal capital generation -- capital generation in 2001 supported increasing capital ratios, strong receivable growth and share repurchases
- A2/A/A ratings from Moody's, Standard & Poor's, and Fitch

# Prudent Management with Strong Track Record

**Since Bill Aldinger arrived in Fall, 1994**

- Exited numerous underperforming businesses
- Refocused core business to areas of competitive advantage
- Avoided significant pitfalls
  - Did not acquire a commercial business
  - Avoided overuse of gain on sale accounting
  - Did not enter manufactured housing
  - No significant interest rate risk taken
  - No credit risk "surprises"
- Strengthened balanced sheet
  - Increased capital levels
  - Increased reserve levels
- Strong focus on and investment in maintaining liquidity

# Our Products

- Products we offer:
  - First Mortgages - Correspondent
  - First Mortgages - Branch
  - Real Estate Second Mortgage
  - Personal Homeowner Loans
  - Credit Cards
  - Private Label
  - Auto Loans
  - Unsecured Loans
  - Tax Refund Anticipation Loans
  - Credit Insurance
- Each product has different characteristics, loss experience, origination channel, and profitability
- Within each major product type there are further gradations

## What We Do - The Benefits of Diversity

- We offer our customers a wide set of products geared to their changing needs.
  - Goal is to get the right product to the right customer
- We have flexibility to reach customers through a number of distribution channels.
  - 1,700 branches worldwide
  - 175 merchants with 45,000 retail locations
  - 8,400 franchised auto dealers
  - 12,000 tax preparation offices
  - 50 Internet websites
  - Partnerships, alliances and correspondents
- Cross-selling our varied products to the changing needs of our customers is a core competency.
  - Products per customer is 1.60 at December 31, 2001, up from 1.24 in 1999

# Receivables Mix

## 12/31/01


Real Estate
Secured
44%
MasterCard /
Visa
17%
Other
Unsecured
18%

**$101 Billion**

# Our Core Skills Set Us Apart

- Centralized approach to business
  - Underwriting, appraisal and collections separated from sales
  - Allows for focus and control
- Sales skills and culture
  - Centralized lead management
  - "Pay for performance" compensation
- Superior technology
  - Lead management
  - Customer care
  - Collections
  - Information driven solutions for partners

# Our Core Skills Set Us Apart

- Excellent business relationship skills and culture
  - GM, Union Privilege, MBNA, Best Buy
- Risk management
  - Account origination
  - Underwriting
  - Collections
  - Account management
- Proven execution excellence
  - Integration of acquisitions within 6-month timeframe - Transamerica, Beneficial, ACC, Banc One
- Efficiency
  - Industry leader with 2001 efficiency ratio at 34%

# Consumer Lending

**Business Overview**

- $40.4 billion in loans outstanding
  - 62% real estate secured
- Nearly 1,400 branches in 46 states
- HFC and Beneficial branch networks provide platform for:
  - Strong organic growth
  - Cross sell opportunities
- Managed receivables in our branch network grew 16% in 2001 following 27% in 2000

# Mortgage Services

**Business Overview**

- Purchase non-prime loans from correspondents
  - Focus on fewer, stable relationships
- Originator loans through brokers
- $18.3 billion in loans outstanding as of December 31, 2001
- 100% of loans purchased are underwritten to meet Household's criteria
- Improves credit quality and product mix of Household's portfolio

# Credit Card Services

**Business Overview**

- 8th largest MasterCard/Visa issuer
- Provide full spectrum of credit card products
- Prime represents 82% of total portfolio
- Union Privilege is the largest single affinity group in the industry
- Proactively slowed subprime growth while strengthening originations, risk management and collections


Household Bank 14%
Renaissance 11%
Union Privilege 31%
General Motors 44%

**$16.1 Billion** (1)

*(1) Represents domestic operations only.*

# Retail Services

## Business Overview

- Credit cards which are only accepted at particular merchant's store or chain of stores
- Second largest 3rd party provider in U.S. with 21% market share
- Over 9.5 million active accounts
- Over 60 active merchant relationships
  - Best Buy
  - Mitsubishi
  - IKEA
  - CompUSA
- Stable growth in a mature industry



Furniture
32%
Other
4%
Recreational
Vehicles
16%
Discount/
Retail
5%
Home
Products
13%
Electronics
30%

**$11.6 Billion** (1)

(1) Represents domestic operations only.

# Auto Finance

**Business Overview**

- A leading non-captive auto lender. We are not in the auto leasing business
- Target customer is non-prime borrower
- Less competition from banks and captive lenders due to weaker economy. Additionally, pricing remains rational due to fewer, larger, more skilled competitors
- 92% of sales through new car dealerships
  - Collateral is primarily new and late-model used cars
- Underwriting and funding is centralized in three regional centers
- Superhighway.com

# Agenda

- Household's Competitive Advantages and Major Businesses
- **Performance Measures**
- Credit Quality
- Reserves, Capital and Ratings
- Interest Rate Risk, Liquidity and Funding Management
- 2002 Outlook and Summary

## 2001: The Best Year In Our History

- Good growth in a weakening economy
- Competitive environment working in our favor
- Expanding margins as rates declined
- Credit performance tightly managed
- Built reserves
- Increased capital ratios

# Our 2001 Performance Was Outstanding

| | 2001 Targets | 2001 Actual |
|---|---|---|
| Earnings per share growth | 13-15% | 15% |
| Receivables growth | 11-14% | 15% |
| Return on equity | >20% | 22.9% |
| Return on managed assets | 1.90 | 1.89% |
| Efficiency Ratio | 34% | 34% |
| Chargeoff ratio | 3.6-3.7% | 3.73% |
| TETMA | >7.50% | 7.87% |
| Managed Reserves | | 3.78% |

# Quality Growth - *Results of Superior Execution*



Net Income ($ Millions)
CAGR = 21%
$604
$820
$940
$1,157
$1,486
$1,701
$1,924
'95
'96
'97
'98*
'99
'00
'01



Earnings Per Share
CAGR = 22%
$1.24
$1.73
$1.93
$2.30
$3.07
$3.55
$4.08
'95
'96
'97
'98*
'99
'00
'01

* Excludes merger-related items

# Superior Returns


Return on Managed Assets
0.98%
1.30%
1.38%
1.60%
1.99%
1.93%
1.89%
1995
1996
1997
1998*
1999
2000
2001

* *Excludes merger-related items*

# Agenda

- Household's Competitive Advantages and Major Businesses
- Performance Measures
- **Credit Quality**
- Reserves, Capital and Ratings
- Interest Rate Risk, Liquidity and Funding Management
- 2002 Outlook and Summary

# Credit Quality Trend - *Product*

| | 2+ Delinquency | | Chargeoffs | |
|---|---|---|---|---|
| | 12/31/01 | 12/31/00 | 2001 | 2000 |
| Real Estate Secured | 2.68% | 2.63% | .53% | .45% |
| Auto Finance | 3.16 | 2.55 | 5.31 | 4.80 |
| MasterCard/Visa | 4.10 | 3.49 | 6.63 | 5.58 |
| Private Label | 5.48 | 5.48 | 5.18 | 5.35 |
| Other Unsecured | 8.87 | 7.97 | 6.79 | 6.97 |
| Total | 4.46% | 4.20% | 3.73% | 3.64% |

# Credit Risk Management

**Proactive Risk Mitigation**

- Prudent growth rates
- Lower risk portfolio mix
- Better credit skills

# Lowering The Risk Profile

## 12/31/96


Real Estate Secured 27%
Other Unsecured 19%
MasterCard/Visa 33%

**$59 Billion**

## 12/31/01


Real Estate Secured 44%
MasterCard/Visa 17%
Other Unsecured 18%

**$101 Billion**

# Lowering the Risk Profile

- Over 75% of real estate portfolio is first lien versus 53% in '96
- Centralized underwriting
- Centralized appraisal control
- No broker loans in branches
- Real estate values in our market are holding up

# Geographically Balanced Product Distribution in the U.S.*



| West | |
|---|---|
| U.S. Population | 8% |
| Correspondent | 10% |
| Consumer Finance | 10% |
| MasterCard/Visa | 7% |
| Private Label | 6% |
| Auto | 4% |

| Midwest | |
|---|---|
| U.S. Population | 23% |
| Correspondent | 21% |
| Consumer Finance | 22% |
| MasterCard/Visa | 26% |
| Private Label | 19% |
| Auto | 17% |

| Northeast | |
|---|---|
| U.S. Population | 11% |
| Correspondent | 7% |
| Consumer Finance | 12% |
| MasterCard/Visa | 16% |
| Private Label | 9% |
| Auto | 3% |

| Mid Atlantic | |
|---|---|
| U.S. Population | 13% |
| Correspondent | 10% |
| Consumer Finance | 17% |
| MasterCard/Visa | 14% |
| Private Label | 12% |
| Auto | 15% |

| California | |
|---|---|
| U.S. Population | 12% |
| Correspondent | 17% |
| Consumer Finance | 16% |
| MasterCard/Visa | 14% |
| Private Label | 13% |
| Auto | 14% |

| Southwest | |
|---|---|
| U.S. Population | 14% |
| Correspondent | 11% |
| Consumer Finance | 8% |
| MasterCard/Visa | 11% |
| Private Label | 16% |
| Auto | 18% |

| Southeast | |
|---|---|
| U.S. Population | 19% |
| Correspondent | 24% |
| Consumer Finance | 15% |
| MasterCard/Visa | 12% |
| Private Label | 25% |
| Auto | 29% |

*Represents HFC and HB managed receivables as of December 31, 2001

# Housing Price Data



Median Housing Prices
1968 - Q2 2001 (1,2)
$ Thousands
225
200
175
150
125
100
75
50
25
0
68 69 70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01
Year
West
Midwest
Northeast

(1) Source: National Association of Realtors.

(2) Shaded areas represent recessionary periods as defined by the National Bureau of Economic Research.

# Better Credit Skills

**Prepared for Slowdown Over Last 2 Years**

- Emphasized real estate secured loans
- Doubled collectors
- Raised cutoff scores
- Reduced credit lines in U.S. credit card businesses
- Eliminated unsecured loans to renters in U.S. HFC and Beneficial branches
- Continuous strengthening of risk modeling capabilities
- Real-time monitoring of account performance

# Current Results

Due to actions taken, Household has maintained good credit performance (given the economic slowdown), and remained flat y/y

**Total Household International -**

1 Yr. Lagged $ Delinquency Rate (2ppd+/Last Yr AR)



8.0 %
7.5 %
7.0 %
6.5 %
6.0 %
5.5 %
5.0 %
4.5 %
4.0 %
Rate
5.1 %
5.0 %
4.9 %
5.0 %
5.1 %
00Q4
01Q1
01Q2
01Q3
01Q4

# Current Results

**The lagged chargeoff rate has remained relatively stable throughout 2001, with a recent upward trend**



Total Household International -
1 Yr. Lagged Chargeoff Rate
C/O Rate
7.0%
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
4.1%
4.3%
4.3%
4.2%
4.4%
00Q4
01Q1
01Q2
01Q3
01Q4

# Agenda

- Household's Competitive Advantages and Major Businesses
- Performance Measures
- Credit Quality
- **Reserves, Capital and Ratings**
- Interest Rate Risk, Liquidity and Funding Management
- 2002 Outlook and Summary

# Strong Balance Sheet

**Managed Reserves**



$4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
4.0 %
3.56
3.99
3.99
3.72
3.65
3.78
$2.1
$2.5
$2.5
$2.7
$3.2
$3.8
1.24
1.16
1.10
1.00
1.07
1.05
'96
'97
'98
'99
'00
'01
Reserve Levels (Billions)
% of Managed Receivables
% of Nonperforming Receivables Coverage

# Capital Review

## Capital Ratios Excluding FAS 115 and FAS 133* (%)



10.0
9.0
8.0
7.0
6.0
5.0
TETMA + Owned Reserves
Equity-to-Managed Assets
Tangible Equity-to-Tangible Managed Assets
Tangible Common-to-Tangible Managed Assets
8.34
9.28
9.55
9.20
9.63
10.32
7.59
9.26
9.28
8.81
9.04
9.17
6.20
6.92
7.11
6.96
7.41
7.87
5.44
6.28
6.34
6.27
6.53
6.55
'96
'97
'98
'99
'00
'01

* FAS 133 implemented 1/1/01

# Strong Ability to Generate Capital

| | 1996 | 1997 | 1998 | 1999 | 2000 | 2001 |
|---|---|---|---|---|---|---|
| Net Income | $819.6 | $ 940.3 | $524.1 | $1,486.4 | $1,700.7 | $1,923.5 |
| New Equity/Preferred | 169.7 | 1,022.8 | 342.4 | 102.9 | 625.6 | 760.1 |
| New Equity Provided | 989.3 | 1,963.1 | 866.5 | 1,589.3 | 2,326.3 | 2,683.6 |
| | | | | | | |
| Less Equity Used For: | | | | | | |
| Dividends | $268.9 | $ 302.0 | $318.3 | $ 332.1 | $ 358.9 | $ 406.6 |
| Growth/Acquisitions | 699.8 | 1,113.3 | (7.2) | 447.6 | 1,404.4 | 922.5 |
| Stock Buyback Program | 56.7 | 78.4 | 423.4 | 915.9 | 209.3 | 916.3 |
| TETMA Increases (Decreases) | (36.1) | 469.4 | 132.0 | (106.3) | 353.7 | 438.2 |
| | | | | | | |
| TETMA | 6.20% | 6.92% | 7.11% | 6.96% | 7.41% | 7.87% |

***2002 TETMA Target: 8 - 8.25%***

# Ability to Withstand Significant Stress


(Pretax)
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
6.8%
3.3%
-3.7%
-7.4%
-11.1%
6.4%
2.7%
-1.0%
12.4%
11.4%
Pre-tax Pre Credit + Cost Return on Managed Assets
+
Owned Loss Reserve
–
Average Charge-offs
=
Pre-tax Net Return on Managed Assets
+
Pre-tax Household Capital 1
=
Household's Capital Cushion
1x Charge-offs
2x Charge-offs
3x Charge-offs

1. Pre-tax Household Capital represents Common Stock, Additional Paid In Capital, Preferred Stock, Trust Preferred Stock and Retained Earnings. Retained Earnings have been grossed up to a pre-tax equivalent basis.

# Commitment to the "A" Rating

- Household is committed to maintaining its current credit ratings. In the last several years, there has been an increased focus in recognition of its importance
- CEO has stated commitment publicly
- Capital ratios improved over last 3 years
- Credit risk profile of company has dramatically improved primarily by the increase of real estate secured loans. Vintage loss curves for real estate products have improved or remained stable
- Credit losses are well managed and we have built reserves
- We have invested heavily to ensure diversity of fundings and back stop liquidity

# Agenda

- Household's Competitive Advantages and Major Businesses
- Performance Measures
- Credit Quality
- Reserves, Capital and Ratings
- **Interest Rate Risk, Liquidity and Funding Management**
- 2002 Outlook and Summary

# Interest Rate Risk Management


Percent
9.00
8.00
7.00
6.00
5.00
4.00
3.00
7.05
7.45
7.72
7.86
8.23
8.10
8.50
5.85
5.33
5.49
5.36
4.99
6.26
3.88
'95
'96
'97
'98
'99
'00
'01
Net Interest Margin
Avg. Fed Effective

- Household has a limited appetite for interest rate risk
- Risk management strategies are earnings neutral under FAS 133 guidelines
- Income simulation modeling to manage interest rate risk

# Balanced Funding Mix

**Funding at December 31, 2001 was well-diversified by product, maturity and geography.**

| | ($ Millions) | Percent |
|---|---|---|
| Commercial Paper | $ 8,767 | 10% |
| Fed Funds, Bank Notes and Other Short Term Borrowings | 2,165 | 2 |
| Deposits | 6,071 | 7 |
| Domestic and Retail MTNs | 20,120 | 23 |
| Euro and Other Currencies | 10,242 | 11 |
| USD Senior Underwritten Debt | 22,748 | 25 |
| Total Domestic Debt | $70,113 | 78% |
| Asset-Backed Securities | 19,759 | 22 |
| Total | $89,872 | 100% |

*Excludes U.K. and Canadian Operations*

# Short Term Funding

**HFC/HI Commercial Paper ($8.6 billion average outstanding 2001)**

- **CP backup lines continue to be managed conservatively**
  - Manage CP outstandings to provide 100% coverage with backup lines
  - Total of $10.1 billion committed lines in place with maturities ranging from 2002 to 2005
  - $5.6 billion term facilities ($930 million matures in 2002)
  - $4.5 billion 364-day facilities
  - High quality bank group with 70% of commitments from banks rated AA- or better
  - No MAC clauses
- **2002 Refinancing Plan**
  - Renew364-day for another year in April
  - Replace maturing 5-year facility with new5-year facility of comparable size
- **Access 17 conduit programs (as of December 31, 2001)**
  - $11.4 billion of committed capacity
  - $9.3 billion is currently drawn
  - $2.1 billion of unused capacity
- **Build additional conduit capacity and warehouse lines**

# Liquidity Measurement

- Standard analyses are utilized to measure liquidity risk.
  - Debt maturity profiles (daily, monthly, annually) utilized to:
    - Plan for cash needs while limiting rollover risk
  - Funding plan (updated weekly)
    - Focused on asset growth as well as liability maturities
- Finance Committee limits liquidity risk through two key measures
  - Maximum Cumulative Outflow (MCO) (static balance sheet)
    - Cumulative net cash outflow/inflow analysis prepared monthly on a rolling basis for the first twelve months and annually for five years
    - Reflects assumed behavior for asset runoff and contractual maturity for debt
  - 90 day Liquidity Analysis (dynamic balance sheet)
    - Liquidity positions are calculated quarterly by legal vehicle and focus on a 90 day suspension of unsecured borrowing capacity
    - The analysis assumes planned asset growth and conservative access to ABS markets
    - Limit is imposed by capping any theoretical drawn bank backstops to 90% of commitments

# Maximum Cumulative Outflow

- At $2.9 billion, Household's 12-month cumulative cash outflow is small and manageable.

| | Largest Monthly Outflow | Cumulative 12 Month Outflow | | | | |
|---|---|---|---|---|---|---|
| Limit* | 15% | 20% | | | | |
| | | Year 1 | Year 2 | Year 3 | Year 4 | Year 5 |
| 12/31/99 | 10.7% | 8.1% | 7.7% | 5.6% | (4.6%) | (2.1%) |
| 12/31/00 | 9.0% | 5.0% | 7.5% | 5.6% | 0.9% | (0.9%) |
| 6/30/01 | 7.1% | 5.4% | 0.8% | (2.8%) | (5.3%) | (9.6%) |
| 1/31/02 | 5.6% | 3.0% | 0.8% | (4.3%) | (4.1%) | (9.8%) |
| Net Cash Outflow ($ billions) | $5.6 | $2.9 | $0.8 | ($4.3) | ($4.1) | ($9.8) |

* *As a percent of managed funding*

# Remaining Term Debt Maturity Profile - 2002

*($ in Billions)*

| | 2nd Quarter | 3rd Quarter | 4th Quarter | Total |
|---|---|---|---|---|
| HFC/HI Debt | $2.0 | $2.5 | $2.5 | $7.0 |
| HB Debt | 0.5 | 0.5 | 0.5 | 1.5 |
| Total Domestic | $2.5 | $3.0 | $3.0 | $8.5 |
| Global | 0.5 | 0.3 | 0.3 | 1.1 |
| Total | $3.0 | $3.3 | $3.3 | $9.6 |

## 2002 Funding Objectives

- Maintain current ratings
- Continue to broaden and deepen investor base
  - Focus on domestic Tier II accounts
  - Further inroads internationally
- Provide fairly priced transactions
- Use dealers who provide:
  - Consistent, high-quality research
  - Secondary market support
- Investor communication within the context of SEC Regulation FD
- Make HFC investors' bond of choice

# 2002 Remaining HFC Senior Debt Issuance

| ($ Billions) | |
|---|---|
| USD Globals | $7 - 10 |
| Domestic MTNs | 3 - 6 |
| Retail MTNs | 3 - 6 |
| €uro | 1.5 - 3.0 |
| Other FX | 1.5 - 2.5 |

Additionally, we expect ABS funding and whole loan sales of $11 - 14 billion

# Agenda

- Household's Competitive Advantages and Major Businesses
- Performance Measures
- Credit Quality
- Reserves, Capital and Ratings
- Interest Rate Risk, Liquidity and Funding Management
- **2002 Outlook and Summary**

## Summary

- Household has been a responsible, leading provider of credit products to working class consumers since 1878
- Commitment to ratings
- Consistent history of sustained earnings growth
- Strong balance sheet and internal capital generation
- Superior technology
- Most efficient operation in the industry
- Numerous fixed income investment opportunities